AMD FINANCIAL RESULTS Second Quarter 2023 August 1, 2023

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202322 CAUTIONARY STATEMENT This presentation contains forward-looking statements concerning Advanced Micro Devices, Inc. (AMD) such as the features, functionality, performance, availability, timing and expected benefits of AMD products; AMD’s expected third quarter of 2023 and fiscal 2023 financial outlook, including revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP tax rate and diluted share count; AMD’s ability to expand Data Center and AI leadership; and AMD’s ability to drive long-term shareholder returns, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as "would," "may," "expects," "believes," "plans," "intends," "projects" and other terms with similar meaning. Investors are cautioned that the forward-looking statements in this presentation are based on current beliefs, assumptions and expectations, speak only as of the date of this presentation and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and generally beyond AMD's control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: Intel Corporation’s dominance of the microprocessor market and its aggressive business practices; global economic uncertainty; cyclical nature of the semiconductor industry; market conditions of the industries in which AMD products are sold; loss of a significant customer; impact of the COVID-19 pandemic on AMD’s business, financial condition and results of operations; competitive markets in which AMD’s products are sold; quarterly and seasonal sales patterns; AMD's ability to adequately protect its technology or other intellectual property; unfavorable currency exchange rate fluctuations; ability of third party manufacturers to manufacture AMD's products on a timely basis in sufficient quantities and using competitive technologies; availability of essential equipment, materials, substrates or manufacturing processes; ability to achieve expected manufacturing yields for AMD’s products; AMD's ability to introduce products on a timely basis with expected features and performance levels; AMD's ability to generate revenue from its semi-custom SoC products; potential security vulnerabilities; potential security incidents including IT outages, data loss, data breaches and cyber-attacks; potential difficulties in upgrading and operating AMD’s new enterprise resource planning system; uncertainties involving the ordering and shipment of AMD’s products; AMD’s reliance on third-party intellectual property to design and introduce new products in a timely manner; AMD's reliance on third-party companies for design, manufacture and supply of motherboards, software and other computer platform components; AMD's reliance on Microsoft and other software vendors' support to design and develop software to run on AMD’s products; AMD’s reliance on third-party distributors and add-in-board partners; impact of modification or interruption of AMD’s internal business processes and information systems; compatibility of AMD’s products with some or all industry-standard software and hardware; costs related to defective products; efficiency of AMD's supply chain; AMD's ability to rely on third party supply-chain logistics functions; AMD’s ability to effectively control sales of its products on the gray market; impact of government actions and regulations such as export administration regulations, tariffs and trade protection measures; AMD’s ability to realize its deferred tax assets; potential tax liabilities; current and future claims and litigation; impact of environmental laws, conflict minerals-related provisions and other laws or regulations; impact of acquisitions, joint ventures and/or investments, on AMD’s business and AMD’s ability to integrate acquired businesses; impact of any impairment of AMD’s tangible, definite lived or indefinite lived intangible assets, including goodwill, on AMD’s financial position and results of operation; restrictions imposed by agreements governing AMD’s notes, the guarantees of Xilinx’s notes and the revolving credit facility; AMD's indebtedness; AMD's ability to generate sufficient cash to meet its working capital requirements or generate sufficient revenue and operating cash flow to make all of its planned R&D or strategic investments, as well as the impact of financial institution failure on AMD’s cash and cash equivalents; political, legal, economic risks and natural disasters; future impairments of technology license purchases; AMD’s ability to attract and retain qualified personnel; AMD’s stock price volatility; and worldwide political conditions. Investors are urged to review in detail the risks and uncertainties in AMD’s Securities and Exchange Commission filings, including but not limited to AMD’s most recent reports on Forms 10-K and 10-Q. NON-GAAP FINANCIAL MEASURES In this presentation, in addition to GAAP financial results, AMD has provided non-GAAP financial measures including non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share. AMD uses a normalized tax rate in its computation of the non-GAAP income tax provision to provide better consistency across the reporting periods. For fiscal year 2023, AMD uses a projected non-GAAP tax rate of 13%, which excludes the tax impact of pre-tax non-GAAP adjustments, reflecting currently available information. AMD is providing these financial measures because it believes this non-GAAP presentation makes it easier for investors to compare its operating results for current and historical periods and also because AMD believes it assists investors in comparing AMD’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance. The non-GAAP financial measures disclosed in this presentation should be viewed in addition to and not as a substitute for or superior to AMD’s reported results prepared in accordance with GAAP and should be read only in conjunction with AMD’s Consolidated Financial Statements prepared in accordance with GAAP. These non-GAAP financial measures referenced are reconciled to their most directly comparable GAAP financial measures in the Appendices at the end of this presentation. This presentation also contains forward-looking non-GAAP measures concerning AMD’s financial outlook such as gross margin, operating expenses. These forward-looking non-GAAP measures are based on current expectations as of August 1, 2023, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its forward-looking statements made in this presentation except as may be required by law.

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202333 Expanding Customer & Partner Ecosystem Data Center and AI Growth Strong Financial Foundation Leadership Product Portfolio OUR JOURNEY

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202344 OUR LEADERSHIP TECHNOLOGY Software Enablement Open-source software optimized for performance across heterogenous solutions Data Center Leadership Delivering innovation in cloud, enterprise, AI and accelerated computing Advanced Technology Driving leadership process technology and 3D chiplet packaging Broad IP Portfolio Executing leadership CPU, GPU, DPU, FPGA, Adaptive SoC and AI products

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202355 OUR LEADERSHIP PRODUCTS Embedded Leadership FPGAs, Adaptive SoCs and SoMs, and embedded CPUs and GPUs for a broad set of markets Gaming Top-to-bottom desktop and notebook GPUs, game console and semi-custom SoCs Client Leadership CPUs and APUs for notebook and desktop PCs and commercial workstations Data Center Leadership data center and AI solutions with server CPUs, GPUs, FPGAs, DPUs and Adaptive SoCs

AMD IS UNIQUELY POSITIONED IN AI RyzenTM 7040 Mobile processors with AI accelerator First x86 with Integrated AI accelerator Embedded VersalTM AI Edge ZynqTM MPSoC Adaptive SoC + AI for Embedded AMD AlveoTM Accelerators AI Inference Optimized Solutions DELIVERING A COMPREHENSIVE AI COMPUTE PORTFOLIO Q2 2023 FINANCIAL RESULTS | AUGUST 1, 20236 AMD InstinctTM MI250 & MI300 Accelerators Data Center HPC and AI Solutions AMD 4th Gen EPYCTM Processors Industry-Leading Server Solutions

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 20237 REVENUE Q2 2023 ▪ Revenue of $5.4 billion declined 18% y/y as Embedded segment strength was more than offset primarily by lower Client segment revenue ▪ Client segment revenue was impacted by a weaker PC market and a significant inventory correction across the PC supply chain $6.6B $5.4B Q2 2022 Q2 2023

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 20238 GROSS MARGIN Q2 2023 1. See Appendices for GAAP to Non-GAAP reconciliation ▪ Non-GAAP gross margin decrease primarily due to lower Client segment performance partially offset by strong Embedded segment performance Non-GAAP1 46% 46% Q2 2022 Q2 2023 GAAP ▪ Gross margin flat due to lower Client segment performance offset by strong Embedded segment performance and lower amortization of acquisition- related intangible assets 54% 50% Q2 2022 Q2 2023

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 20239 $0.5B $(0.02)B Q2 2022 Q2 2023 OPERATING INCOME (LOSS) Q2 2023 1. See Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP1 $2.0B $1.1B Q2 2022 Q2 2023 ▪ Operating loss primarily due to lower Client segment performance ▪ Non-GAAP operating income declined due to lower Client segment performance

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202310 $1.05 $0.58 Q2 2022 Q2 2023 EARNINGS PER SHARE Q2 2023 1. See Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP1 ▪ Net income of $27 million, down 94% y/y ▪ EPS of $0.02, compared to EPS of $0.27, declined primarily due to Client segment performance $0.27 $0.02 Q2 2022 Q2 2023 ▪ Non-GAAP net income of $948 million, down 44% y/y ▪ Non-GAAP EPS of $0.58, compared to non-GAAP EPS of $1.05, declined primarily due to Client segment performance

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202311 ($ in millions, except per share data) Q2’23 Q2’22 Y/Y Q1’23 Q/Q Revenue $5,359 $6,550 Down 18% $5,353 Flat Gross Profit $2,443 $3,028 Down 19% $2,359 Up 4% Gross Margin 46% 46% Flat 44% Up 2ppts Operating Expenses $2,471 $2,508 Down 1% $2,514 Down 2% Operating Expense/Revenue % 46% 38% Up 8 ppts 47% Down 1ppt Operating Income (Loss) $(20) $526 Down 104% $(145) Up 86% Operating Margin 0% 8% Down 8 ppts (3)% Up 3 ppts Net Income (Loss) $27 $447 Down 94% $(139) Up 119% Earnings (Loss) Per Share $0.02 $0.27 Down 93% $(0.09) Up 122% Q2 2023 SUMMARY P&L | GAAP

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202312 ($ in millions, except per share data) Q2’23 Q2’22 Y/Y Q1’23 Q/Q Revenue $5,359 $6,550 Down 18% $5,353 Flat Gross Profit $2,665 $3,538 Down 25% $2,675 Flat Gross Margin 50% 54% Down 4 ppts 50% Flat Operating Expenses $1,605 $1,562 Up 3% $1,587 Up 1% Operating Expense/Revenue % 30% 24% Up 6 ppts 30% Flat Operating Income $1,068 $1,982 Down 46% $1,098 Down 3% Operating Margin 20% 30% Down 10 ppts 21% Down 1 ppt Net Income $948 $1,707 Down 44% $970 Down 2% Earnings Per Share $0.58 $1.05 Down 45% $0.60 Down 3% Q2 2023 SUMMARY P&L | NON-GAAP1 1. See Appendices for GAAP to Non-GAAP reconciliation and share count reference

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202313 $4.3 $4.8 $5.9 $6.6 $5.6 $5.6 $5.4 $5.4 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 REVENUE ($ in Billions)

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202314 48% 50% 48% 46% 42% 43% 44% 46% Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 GROSS MARGIN (GAAP)

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202315 48% 50% 53% 54% 50% Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 50% GROSS MARGIN (Non-GAAP)1 1. See Appendices for GAAP to Non-GAAP reconciliation. 50%51%

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202316 $0.75 $0.80 $0.56 $0.27 $0.04 $0.01 $(0.09) $0.02 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 EARNINGS (LOSS) PER SHARE (GAAP)

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202317 $0.73 $0.92 $1.13 $1.05 $0.67 $0.69 $0.60 $0.58 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 EARNINGS PER SHARE (Non-GAAP)1 1. See Appendices for GAAP to Non-GAAP reconciliation

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202318 ▪ Inventories up q/q to support the continued ramp of advanced technology products Q2 2023 SUMMARY BALANCE SHEET ITEMS ($ in millions) Q2’23 Q1’23 Q/Q Cash, Cash Equivalents and Short-term Investments $6,285 $5,939 Up 6% Accounts Receivable, Net $4,312 $4,040 Up 7% Inventories $4,567 $4,235 Up 8% Total Debt, Net $2,467 $2,467 Flat

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202319 Q2 2023 SEGMENT RESULTS ($ in millions) Q2’23 Q2’22 Y/Y Q1’23 Q/Q Data Center Net Revenue $1,321 $1,486 Down 11% $1,295 Up 2% Operating Income $147 $472 Down 69% $148 Down 1% Client Net Revenue $998 $2,152 Down 54% $739 Up 35% Operating Income (Loss) $(69) $676 Down 110% $(172) Up 60% Gaming Net Revenue $1,581 $1,655 Down 4% $1,757 Down 10% Operating Income $225 $187 Up 20% $314 Down 28% Embedded Net Revenue $1,459 $1,257 Up 16% $1,562 Down 7% Operating Income $757 $641 Up 18% $798 Down 5%

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202320 DATA CENTER SEGMENT Q2 2023 ▪ AWS, Microsoft Azure and OCI announced new cloud instances powered by 4th Gen AMD EPYCTM processors ▪ Expanding enterprise customer adoption of EPYC processors including with Banco de Brasil, BNP Paribas, Petronas and Uber ▪ AMD now powers 121 supercomputers in Top500 list and 7 of top 10 supercomputers on Green500 list ▪ AMD InstinctTM MI300A and MI300X accelerators for HPC and AI on track to launch and ramp production in Q4’23 Strategic Highlights $1.5B $1.3B Q2 2022 Q2 2023 32% 11% Q2 2022 Q2 2023 Revenue Operating Margin Revenue $1.3 Billion Down 11% y/y Operating Income $147 Million vs. $472 Million a year ago Primarily due to lower revenue and increased R&D investments Primarily due to lower sales of 3rd Gen EPYCTM processors

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202321 CLIENT SEGMENT Q2 2023 ▪ Announced new Ryzen™ PRO 7040 Series Mobile processors, the most advanced x86 processors for premium Windows 11 business laptops and mobile workstations ▪ Launched Ryzen PRO 7000 Series processors for desktop, bringing the power of “Zen 4” and AMD RDNA™ 2 integrated graphics to professional desktop users Strategic Highlights $2.2B $1.0B Q2 2022 Q2 2023 32% (7)% Q2 2022 Q2 2023 Revenue Operating Margin Revenue $998 Million Down 54% y/y Processor shipments declined significantly y/y Operating Loss $(69) Million vs. $676 Million Income a year ago Primarily due to lower revenue

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202322 11% 14% Q2 2022 Q2 2023 GAMING SEGMENT Q2 2023 ▪ Strong semi-custom SoC sales driven by healthy game console demand based on improved global retail availability and new AAA game launches ▪ Launched RadeonTM RX 7600 graphics card for next-generation, high- performance 1080p gaming, streaming and content creation ▪ On-track to expand RDNA 3 GPU offerings with launch of new enthusiast class Radeon 7000 series cards in Q3’23 Strategic Highlights $1.7B $1.6B Q2 2022 Q2 2023 Revenue Operating Margin Revenue $1.6 Billion Down 4% y/y Operating Income $225 Million vs. $187 Million a year ago Primarily due to higher semi-custom revenue Semi-custom revenue grew y/y, more than offset by lower gaming graphics revenue

EMBEDDED SEGMENT Q2 2023

Revenue



$1.3B
$1.5B
Q2 2022
Q2 2023

Revenue

$1.5 Billion

Up 16% y/y

Primarily driven by strength in Industrial, Vision and Healthcare, Automotive and Test and Emulation markets

Operating Margin



51%
52%
Q2 2022
Q2 2023

Operating Income

$757 Million

vs. $641 Million a year ago

Primarily driven by higher revenue

AMD ALVEO | AMD VERSAL | AMD ZYNQ | AMD EPYC Embedded | AMD RYZEN Embedded

Strategic Highlights

- Announced Versal™ Premium VP1902 adaptive SoC, the industry's largest and most performant solution for emulating and verifying next generation ASICs and SoCs
- AMD EPYC Embedded Series processors power HPE's new modular storage solution, HPE Alletra Storage MP
- Introduced automotive-grade XA Artix™ UltraScale+™ family additions, optimized for use in ADAS sensor applications

23 Q2 2023 FINANCIAL RESULTS – AUGUST 1, 2023

FINANCIAL OUTLOOK – NON-GAAP[1]

($ in millions)	Q3'23	FY 2023
Revenue	~$5.7 Billion +/- $300 Million Increase of ~2.5% y/y	Data Center and Embedded Segments expected to grow y/y
Gross Margin	~51%	Expansion in 2H
Operating Expenses	~$1.65 Billion	Modest increase in 2H
Effective Tax Rate	~13% of pre-tax income	~13% of pre-tax income
Diluted Share Count[2]	~1.63 Billion shares	~1.63 Billion shares

1. See Cautionary Statement on Slide 2. These forward-looking outlook statements and non-GAAP measures are based on current expectations as of August 1, 2023, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its outlook statements as a result of new information, future events or otherwise, except as may be required by law. All items, except revenue, are on a non-GAAP basis. Adjustments to arrive at the GAAP financial outlook typically include stock-based compensation, amortization of acquired intangible assets, income tax provision, and other non-recurring items such as impairment charges and acquisition-related costs. The timing and impact of such adjustments are dependent on future events that are typically uncertain or outside of AMD's control, therefore, a reconciliation to equivalent GAAP measures is not practicable at this time.

2. Refer to Diluted Share Count overview in the Appendices

24 Q2 2023 FINANCIAL RESULTS – AUGUST 1, 2023

AMD
together we advance_

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 20232525 Data Center and Embedded Segments >50% of Revenue Gross Margin 46% Non-GAAP Gross Margin 50% EPS $0.02 Non-GAAP EPS $0.58 Revenue $5.4B Q2 2023 SUMMARY 1 EXECUTING WELL TO OUR STRATEGIC PRIORITIES 1. 1. See Appendices for GAAP to Non-GAAP reconciliation

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 20232626 AMD COMMITMENT TO ESG Governance Delivering industry leading products with integrity, innovation and quality in order to help solve global challenges Social Creating a culture that drives innovation by fostering diversity, inclusion and belonging Environmental Steadfast commitment to environmental sustainability and contributing to our local communities PURPOSE-DRIVEN HIGH-PERFORMANCE AND ADAPTIVE COMPUTING

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 20232727 Large and Compelling TAM World-Class Execution and Focus Technology Leadership Expanding Data Center and AI Leadership Strong Balance Sheet OUR MOMENTUM DRIVING LONG-TERM SHAREHOLDER RETURNS

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202328 RECONCILIATION OF GAAP TO NON-GAAP GROSS PROFIT AND GROSS MARGIN (Millions) (Unaudited) Q3’21 Q4’21 Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 GAAP gross profit $ 2,086 $ 2,426 $ 2,818 $ 3,028 $ 2,354 $ 2,403 $ 2,359 $ 2,443 GAAP gross margin 48% 50% 48% 46% 42% 43% 44% 46% Stock-based compensation 1 1 4 8 8 9 8 10 Amortization of acquisition-related intangibles – – 186 407 412 443 305 212 Acquisition-related and other costs (1) – – 92 95 2 4 3 - Non-GAAP gross profit $ 2,087 $ 2,427 $ 3,100 $ 3,538 $ 2,776 $ 2,859 $ 2,675 $ 2,665 Non-GAAP gross margin 48% 50% 53% 54% 50% 51% 50% 50% RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES (Millions) (Unaudited) Q2’23 Q2’22 Q1’23 GAAP operating expenses $ 2,471 $ 2,508 $ 2,514 GAAP operating expenses/revenue % 46% 38% 47% Stock-based compensation 338 251 297 Amortization of acquisition-related intangibles 481 616 518 Acquisition-related and other costs (1) 47 79 112 Non-GAAP operating expenses $ 1,605 $ 1,562 $ 1,587 Non-GAAP operating expenses/revenue % 30% 24% 30% APPENDICES (1) Acquisition-related and other costs primarily comprised of transaction costs, purchase price adjustments for inventory, certain compensation charges, contract termination and workforce rebalancing charges.

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202329 APPENDICES RECONCILIATION OF GAAP OPERATING INCOME (LOSS) TO NON-GAAP OPERATING INCOME (Millions) (Unaudited) Q2’23 Q2’22 Q1’23 GAAP operating income (loss) $ (20) $ 526 $ (145) GAAP operating margin 0% 8% (3)% Stock-based compensation 348 259 305 Amortization of acquisition-related intangibles 693 1,023 823 Acquisition-related and other costs (1) 47 174 115 Non-GAAP operating income $ 1,068 $ 1,982 $ 1,098 Non-GAAP operating margin 20% 30% 21% (1) Acquisition-related and other costs primarily comprised of transaction costs, purchase price adjustments for inventory, certain compensation charges, contract termination and workforce rebalancing charges.

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202330 RECONCILIATION OF GAAP TO NON-GAAP NET INCOME (LOSS) / EARNINGS (LOSS) PER SHARE (1) Acquisition-related and other costs primarily comprised of transaction costs, purchase price adjustments for inventory, certain compensation charges, contract termination and workforce rebalancing charges. (2) GAAP and non-GAAP diluted EPS include the assumed conversion of the Company's 2026 Convertible Notes under the "if converted" method, if the impact is dilutive. APPENDICES (Millions, except per share data) (Unaudited) Q3’21 Q4’21 Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 GAAP net income (loss) / earnings (loss) per share $ 923 $ 0.75 $ 974 $ 0.80 $ 786 $ 0.56 $ 447 $ 0.27 $ 66 $ 0.04 $ 21 $ 0.01 $ (139) $ (0.09) $ 27 $ 0.02 (Gains) losses on equity investments, net (60) (0.05) (4) – 44 0.03 10 – 3 – 5 – (1) – 3 – Stock-based compensation 99 0.08 112 0.09 174 0.12 259 0.16 269 0.16 310 0.19 305 0.19 348 0.21 Equity income in investee (2) – – – (3) – (4) – (4) – (3) – (1) – (6) – Amortization of acquisition-related intangibles – – – – 479 0.34 1,023 0.63 1,002 0.62 1,044 0.65 823 0.51 693 0.42 Acquisition-related and other costs (1) 8 0.01 9 – 233 0.17 174 0.11 57 0.04 57 0.04 115 0.07 47 0.03 Income tax provision (75) (0.06) 31 0.03 (124) (0.09) (202) (0.12) (298) (0.19) (321) (0.20) (132) (0.08) (164) (0.10) Non-GAAP net income / earnings per share $ 893 $ 0.73 $1,122 $ 0.92 $1,589 $ 1.13 $1,707 $ 1.05 $1,095 $ 0.67 $1,113 $ 0.69 $970 $ 0.60 $948 $ 0.58 Shares used in earnings per share calculation Shares used in per share calculation (GAAP) (2) 1,230 1,222 1,410 1,632 1,625 1,618 1,611 1,627 Shares used in per share calculation (Non-GAAP) (2) 1,230 1,222 1,410 1,632 1,625 1,618 1,618 1,627

Q2 2023 FINANCIAL RESULTS – AUGUST 1, 202331 Shares (millions) (1) Q2’23 Q3’23 2023 Actual Estimate Estimate Basic shares 1,612 1,618 1,618 Dilutive impact from employee equity grants (2) 15 12 10 Diluted shares 1,627 1,630 1,628 APPENDICES SHARE COUNT OVERVIEW The table above provides actual share count for Q2’23 and an estimate of share count to use when calculating GAAP and non-GAAP diluted earnings per share for Q3’23 and FY 2023. (1) Share counts are weighted average shares. (2) The dilutive impact of employee equity grants is based on the Treasury Stock method and is dependent upon the average stock price during the period. The Q2’23 average stock price was $104.00. The Q2’23 average stock price of $104.00 was assumed for Q3’23 and FY23 average stock price estimates.